UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ARRIS International plc

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Copyright 2017 – ARRIS Enterprises, LLC. All rights reserved Manager Pack: CommScope to Acquire ARRIS 8 November 2018 ARRIS CONFIDENTIAL - INTERNAL USE ONLY

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Shaping the Future of Connectivity ARRIS Internal Confidential 3 • In a joint news release with CommScope, we announced today that CommScope will acquire ARRIS. • Both ARRIS and CommScope believe that shaping the next era of connectivity is an unprecedented global opportunity, and we both need a broader set of products and services that can help our customers achieve their goals. – Our combined portfolio will span wired and wireless networks; gigabit broadband access for consumer and business; breakthrough LTE and 5G small-cell technology; private network technology for industrial, enterprise and public venues; and cutting-edge connected and smart homes. – Through this transaction, we will have customers in more than 150 countries and will create a global industry leader with greater than $11 billion in combined revenues. – ARRIS will become part of an even stronger technology powerhouse, with a nearly 30,000 employees combined globally, a pool of approximately 15,000 patents, and approximately $800 million in average annual R&D spend. • We share a deep commitment to technology excellence, and our cultures are a terrific match -- both companies are driven by innovation and putting our customers first.

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Shaping the Future of Connectivity “CommScope is an ideal partner for ARRIS, and we are excited for what this combination will deliver for our customers, partners, and employees around the world. Today’s agreement is a testament to the strength of ARRIS: Our leading technology, talented employees, and established competitive position. ARRIS will become part of an even stronger, more global industry leader, and I look forward to working with the CommScope team to achieve great results for the combined company.” -- Bruce McClelland ARRIS Internal Confidential 4

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Next Steps • Acquisition close expected in first half 2019 • Until closing, ARRIS and CommScope will continue to operate as independent companies • No immediate change to our daily operations, and our priorities remain the same • After close, CommScope and ARRIS will begin integration • ARRIS Town Hall on Friday, November 9, with opportunity for Q&A ARRIS Internal Confidential 5 Focus on delivering a strong 2018!

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Refer External Inquiries • Only authorized ARRIS leaders are to speak on behalf of the Company • Forward inquiries from reporters, bloggers, and industry analysts to Jeanne Russo, ARRIS Communications • Forward inquiries from financial analysts to Bob Puccini, ARRIS Investor Relations ARRIS Internal Confidential 6

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Transaction • What are the strategic and financial benefits of the transaction? – We are excited about what this will provide to all of our stakeholders, and we look forward to working together to deliver those benefits as efficiently and seamlessly as possible. – For our shareholders, CommScope’s offer is financially compelling and provides immediate and substantial cash value for their ARRIS shares. • The offer price of $31.75 represents a premium of approximately 27 percent to the volume weighted average closing price of ARRIS’ common stock for the 30 trading days ended October 23, 2018, the day prior to market rumors regarding a potential transaction. – CommScope is also global leader in network connectivity and mobility solutions with a strong vision that aligns with ours. – CommScope and ARRIS are ideal partners with a unique set of complementary assets and capabilities that will enable end-toend communications infrastructure solutions, something that neither company could otherwise achieve on its own. – The two companies will bring together a unique set of complementary assets and capabilities that enable end-to-end communications infrastructure solutions, such as: • Converged small cell solutions for licensed and unlicensed wireless spectrum • Complementary wired and wireless communications infrastructure • Integrated broadband access • Private network solutions for industrial, enterprises and public venues • Comprehensive connected and smart home solutions – With CommScope, we expect to further advance ARRIS’s strategy to drive innovation across our iconic brands and pioneer the standards and pathways for tomorrow’s personalized, connected always-on consumer experience. – We are confident that this combination will create opportunities for all of our stakeholders as we become part of an even stronger, more global company. ARRIS Internal Confidential 7

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A – Transaction • How does this acquisition fit with ARRIS’s strategy? – This combination will create a growth-oriented, innovative company focused on shaping the communications networks of the future and leading the coming transformation of networks. – With additional scale, the combined company expects to increase its total product addressable market to more than $60 billion. – CommScope and ARRIS will bring together a unique set of complementary assets and capabilities that enable end-toend wired and wireless communications infrastructure solutions that neither company could otherwise achieve on its own. • What are the details of the transaction? – CommScope is acquiring the outstanding shares of ARRIS for $31.75 per share. – This is an all cash transaction that represents a total enterprise value of approximately $7.4 billion. – We are pleased with the terms of the transaction and the compelling valuation we achieved. • How is this transaction being funded? – CommScope has fully committed financing for the transaction, as well as a $1 billion preferred equity investment from The Carlyle Group, one of the world’s largest investment firms. – Carlyle has had a longstanding relationship with CommScope and as noted in the press release, they believe in the company’s long-term vision, strategy and ability to deliver results. ARRIS Internal Confidential 8

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A – Closing / Approvals • When do you expect this transaction to close? What approvals are required? } – The transaction is expected to close in the first half of 2019, subject to regulatory approvals, an ARRIS shareholder vote, and other customary closing conditions. • Will ARRIS be re-domiciled in the US? – The combined company will be domiciled in the US. • What countries will need to approve this transaction for the deal to close? – At signing it's believed that regulators in the US, European Union, Russia, Mexico, Chile, and South Africa will need to approve the transaction. ARRIS Internal Confidential 9

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Operations / Integration • How will ARRIS operate within CommScope? Will it be a separate business? – We have only just announced our intent to combine companies. It would be premature to finalize organizational and structural details. – Until the completion of the transaction, we will continue to operate as two separate and independent companies. – The two companies will work together to determine the best go-to-market strategy and organizational structure. • Is there any part of the ARRIS business that isn’t being acquired by CommScope? – CommScope is acquiring all of the ARRIS business. – This transaction brings together a unique set of complementary assets and capabilities that enable end-to-end communications infrastructure solutions. – We are excited for what this combination will deliver for our customers, partners and employees around the world. • What happens now until the end of the transaction’s close? – It will be business as usual and ARRIS and CommScope will continue to operate as independent and separate companies. – ARRIS’s customers, suppliers and partners will continue to rely on the company’s excellent service, and their points of contact at ARRIS remain the same. ARRIS Internal Confidential 10

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Operations / Integration • How long will integration take to complete? What drives your confidence in your ability to successfully integrate this transaction? – CommScope and ARRIS both have strong track records of successfully integrating acquisitions. – Both CommScope and ARRIS are focused on making the transition as smooth as possible for employees at all levels of the business. – We will keep you updated on our progress in bringing these two companies together as we move forward. • Will ARRIS continue to operate in Suwanee, GA? – It is too soon to discuss specifics about any possible post-close plans, but the company expects to maintain a significant presence in Suwanee, GA. • From where do you expect cost synergies to come? – We expect cost synergies to come primarily as a result of: • SG&A functional savings • Procurement and supply chain efficiencies ARRIS Internal Confidential 11

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Leadership and Personnel Changes • Who will lead the combined company? Does CommScope intend to retain the current ARRIS senior management team? – CommScope has deep respect for the ARRIS management team. – Upon completion of the transaction, the combined company will be overseen by an experienced Board of Directors and led by a management team that leverage the strengths of both companies. – Eddie Edwards will continue in his role as president and chief executive officer of CommScope, with Bruce McClelland and other members of the ARRIS leadership team joining the combined company. – Two representatives from The Carlyle Group will also be joining the CommScope Board of Directors upon completion of the transaction. • What does this mean for employees? – This acquisition is about growth for the new company. The two companies have complementary capabilities and minimal overlap. – With approximately 30,000 employees, the combined company will serve a more diverse base of customers and generate substantial value for our shareholders. – We expect this will open up new growth and career opportunities for talented employees. • How will this transaction impact future R&D? – Both companies prioritize innovation and creative problem solving for our customers – it is a key element of this transaction. – In fact, our combined average annual R&D investment will be approximately $800 million. • How will this transaction impact ARRIS product development activities? Will any products in development be cancelled? – ARRIS will continue to develop innovative products and services per the current roadmaps. ARRIS Internal Confidential 12

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Customer/Channel/Supplier Impact • Do CommScope and ARRIS have customers in common? – Yes, with its vast combined customer base around the world, CommScope and ARRIS share some telco, cable and enterprise customers. – However, the products and solutions we sell are complementary, not competitive. – As such, this combination makes us much more relevant to existing customers and partners and improves our overall value proposition to new customers and partners, helping us grow. • What can customers/partners expect in the interim? Will there be any changes in the way you support them? – Our customer and partners can expect us to continue fully supporting all of their current initiatives. – We will continue to provide the same service, quality and reliability they have come to expect from ARRIS. – Between now and closing, it will remain business as usual and we will continue to operate as separate and independent entities. • Is there overlap between the ARRIS enterprise channel and the CommScope channel? How do you plan to address this? – CommScope has a global enterprise direct sales team, along with an extensive global partner network that includes enterprise channel partners. – While our two companies may share some channel partners, the products and solutions we sell are generally complementary, not competitive. • How will this transaction affect both ARRIS’s and CommScope’s supplier relationships? Do you have plans for changes? – Until the closing of the transaction, which we expect in the first half of 2019, CommScope and ARRIS will operate as separate companies and it is business as usual. – We continually optimize our supplier partnerships to remain competitive in today’s environment. ARRIS Internal Confidential 13

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Marketing • What will happen to the ARRIS brands? Will CommScope keep the Ruckus Networks brand? What will CommScope call the business and portfolio after completing the transaction? – It’s too soon to address branding. We’ve just announced the transaction and must still operate as two independent and separate companies. – However, CommScope recognizes that there is significant relevance and equity in many of the ARRIS brands – and in particular the Ruckus brand and that it plays an important role in our successful relationships with channel partners, distributors and customers. – ‘The Dog’ is an important brand icon, so let’s keep making noise! ARRIS Internal Confidential 14

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Q&A - Compensation and Benefits • Will ARRIS maintain its employee benefits? Will 2019 Benefits Open Enrollment take place for US employees? – ARRIS will continue, business as usual, with its employee benefits plan until close. US Open Enrollment will take place as planned. We will communicate more information about CommScope benefits at a later date. • How does this impact the ARRIS 2018 Bonus Plan? – ARRIS will pay out its 2018 Bonus Plan in Q1 2019, as previously scheduled. • What will happen to ARRIS stock? ARRIS employees’ Restricted Stock Units (RSUs)? – Upon the close, ARRIS shares that you currently own will be cashed out as part of the acquisition at a price of $31.75 per share. – Your remaining unvested restricted stock units (RSUs) will generally be treated as follows: 50% of outstanding RSUs will also be cashed out at closing, and the remaining 50% will be converted into RSUs to acquire CommScope shares. Vesting and the other terms will remain the same. • Will CommScope honor employees’ years of service? – Yes, ARRIS employees’ years of service – including years of service from previous acquired companies -- will be honored by CommScope. ARRIS Internal Confidential 15

Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved Forward-Looking Statements • This presentation includes forward-looking statements that reflect the current views of CommScope or the Company with respect to future events and financial performance, including the proposed acquisition by CommScope Holding Company, Inc. (“CommScope”) of ARRIS International plc (“ARRIS” or the “Company”). These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of CommScope and/or the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive. • These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of CommScope and the Company, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transactions; the risk that the Company will be required to pay the termination fee under the Bid Conduct Agreement; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond the control of CommScope and/or the Company. • These and other factors are discussed in greater detail in the reports filed by CommScope and the Company with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 and CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018. Although the information contained in this presentation represents the best judgment of CommScope and/or the Company as of the date of this presentation based on information currently available and reasonable assumptions, neither CommScope nor the Company can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither CommScope nor the Company is undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law. • Important Additional Information Regarding the Transaction and Where to Find It In connection with the proposed transaction, ARRIS will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ARRIS. INVESTORS AND STOCKHOLDERS OF ARRIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING ARRIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s web site, http://www.sec.gov, or at ARRIS’ website at http://ir.arris.com. ARRIS’ stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com. • Participants in the Solicitation ARRIS and its directors and certain of its executive officers, and CommScope and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from ARRIS’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 23, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Information about the directors and executive officers of CommScope is set forth in the proxy statement for CommScope’s 2018 annual meeting of stockholders, which was filed with the SEC on March 20, 2018. Additional information regarding potential participants in the solicitation of proxies from ARRIS’ stockholders and a description of their direct and indirect interests, by security holdings or otherwise, will be included in ARRIS’ proxy statement when it is filed. ARRIS Internal Confidential 16

THANK YOU Copyright 2018 – ARRIS Enterprises, LLC. All rights reserved

COMMSCOPE® | ARRIS

# COMMSCOPE TO ACQUIRE ARRIS

## MAXIMIZING VALUE FOR ARRIS SHAREHOLDERS

**$31.75**
per share consideration

**$7.4bn**
transaction value

**All Cash Acquisition**
with fully committed financing, including $1bn preferred equity investment from The Carlyle Group

**1H 2019[3]**
expected close

### COMPELLING PREMIUM

**40.9%**
to unaffected share price[1]

**30.4%**
to 1-month VWAP[2]

### COMBINED COMPANY

**~$11bn+**
LTM revenue[4]

**~$60bn**
product addressable market

**This combination brings together a unique set of complementary assets and capabilities that enable end-to-end communications infrastructure solutions.**



COMMSCOPE®

At the forefront of shaping infrastructure, products and solutions that enhance people's lives. By focusing on building stronger connections and shaping networks of the future, CommScope is making communication faster, easier and more efficient for today's always-on world.

ARRIS + RUCKUS™ an ARRIS company

Solves customers' business challenges by providing end-to-end solutions and insights across the entire value chain. ARRIS' technology powers entertainment and communications for billions of people and devices around the world.


Simply Better.
Ruckus

[1]$22.54 per share as of October 23, 2018, the day prior to news of the potential transaction leaking to the media; [2]Based on unaffected date; [3]Subject to regulatory approvals in various jurisdictions, an ARRIS shareholder vote, and other customary closing conditions; [4]Last Twelve Months as of 9/30/2018

FORWARD-LOOKING STATEMENTS This Current Report includes forward-looking statements that reflect the current views of CommScope or the Company with respect to future events and financial performance, including the proposed acquisition by CommScope Holding Company, Inc. (“CommScope”) of ARRIS International plc (“ARRIS” or the “Company”). These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of CommScope and/or the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of CommScope and the Company, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transactions; the risk that the Company will be required to pay the termination fee under the Bid Conduct Agreement; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; uncertainties as to the timing of the tansaction; the possibility that competing offers will be made; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond the control of CommScope and/or the Company. These and other factors are discussed in greater detail in the reports filed by CommScope and the Company with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 and CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018. Although the information contained in this Current Report represents the best judgment of CommScope and/or the Company as of the date of this Current Report based on information currently available and reasonable assumptions, neither CommScope nor the Company can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither CommScope nor the Company is undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law. IMPORTANT ADDITIONAL INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed transaction, ARRIS will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ARRIS. INVESTORS AND STOCKHOLDERS OF ARRIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING ARRIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s web site, http://www.sec.gov, or at ARRIS’ website at http:// ir.arris.com. ARRIS’ stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com. PARTICIPANTS IN THE SOLICITATION ARRIS and its directors and certain of its executive officers, and CommScope and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from ARRIS’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 23, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Information about the directors and executive officers of CommScope is set forth in the proxy statement for CommScope’s 2018 annual meeting of stockholders, which was filed with the SEC on March 20, 2018. Additional information regarding potential participants in the solicitation of proxies from ARRIS’ stockholders and a description of their direct and indirect interests, by security holdings or otherwise, will be included in ARRIS’ proxy statement when it is filed.

Forward-Looking Statements

This document includes forward-looking statements that reflect the current views of CommScope or the Company with respect to future events and financial performance, including the proposed acquisition by CommScope Holding Company, Inc. (“CommScope”) of ARRIS International plc (“ARRIS” or the “Company”). These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of CommScope and/or the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of CommScope and the Company, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed transactions; the risk that the Company will be required to pay the termination fee under the Bid Conduct Agreement; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; uncertainties as to the timing of the tansaction; the possibility that competing offers will be made; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond the control of CommScope and/or the Company.

These and other factors are discussed in greater detail in the reports filed by CommScope and the Company with the U.S. Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018 and CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018. Although the information contained in this document represents the best judgment of CommScope and/or the Company as of the date of this document based on information currently available and reasonable assumptions, neither CommScope nor the Company can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither CommScope nor the Company is undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

Important Additional Information Regarding the Transaction and Where to Find It

In connection with the proposed transaction, ARRIS will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ARRIS. INVESTORS AND STOCKHOLDERS OF ARRIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING ARRIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s web site, http://www.sec.gov, or at ARRIS’ website at http://ir.arris.com. ARRIS’ stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com.

Participants in the Solicitation

ARRIS and its directors and certain of its executive officers, and CommScope and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from ARRIS’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 23, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Information about the directors and executive officers of CommScope is set forth in the proxy statement for CommScope’s 2018 annual meeting of stockholders, which was filed with the SEC on March 20, 2018. Additional information regarding potential participants in the solicitation of proxies from ARRIS’ stockholders and a description of their direct and indirect interests, by security holdings or otherwise, will be included in ARRIS’ proxy statement when it is filed.